UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 17, 2021

Commission file number:   000-53662

IronClad Encryption Corporation

(Exact name of registrant as specified in its charter)

Delaware	81-0409475
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Riverway, Suite 1700, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(888) 362-7972

(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	IRNC	OTCIQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.03    Bankruptcy or Receivership.

Chapter 11 Reorganization Background and Developments

Background.  On August 28, 2020, IronClad Encryption Corporation (“IronClad” or the “Company”) filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code, case number 20-34332 (the “Chapter 11 Case”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”).

The bankruptcy petition and other subsequent documents filed by IronClad as debtor and other parties-in-interest are available at the court’s Internet home page http://www.txs.uscourts.gov/ or at the Clerk’s Office, United States Bankruptcy Court, P. O. Box 61010, Houston, Texas  77208. If attempting to access the court’s records, one will need to have a PACER subscription.

Recent developments.  On March 17, 2021, at a hearing conducted by the Bankruptcy Court, IronClad’s Second Amended Combined Plan of Reorganization and Disclosure Statement (the “Plan”), as modified, was confirmed by order of the Bankruptcy Court with a scheduled effective date of April 1, 2021.  The court order confirming the Plan and a copy of the Plan are presented in full detail in Exhibits 2.1 and 2.2 and are incorporated by reference into this Item 1.03.

Summary points.  Features of the Plan provide for the treatment of six classes for the claims and interests of creditors and equity holders.  The points summarized below are not intended to be and are not a complete description of the Plan, and it is qualified in its entirety by reference to the full text of the Plan and related documents in the Exhibits.

•Class 1:  The Internal Revenue Service

oClaim to be paid in cash if allowed.

•Class 2:  Unsecured Creditors, Convenience Class

oClaims to be paid as allowed.

•Class 3:  General Class of Unsecured Claims

oClaims to be paid by promissory note as allowed (see discussion below).

•Class 4:  Allowed Unsecured Claims of the Lerner Class

oClaim to be paid in cash and promissory note (see below).

•Class 5:  Allowed Interests of Holders of Classes A and B of Common Stock

oShareholder interests and stock certificates are cancelled (see below).

•Class 6:  Allowed Interests of Holders of Preferred Stock, Series A

oShareholder interest and stock certificates are cancelled (see below).

Claims are deemed to be allowed unless a party-in-interest files an objection to a particular claim in which case a court order would be necessary to allow the claim.

Class 3.  Each creditor shall receive a Class 3 Plan Note (the “Note”; see form of the note in Exhibit 10.1).  The principal amount of each Note will be 50% of the amount of the underlying claim and as allowed by a final court order (the “Principal”).

Each Note is non-interest bearing, unsecured, and payable in quarterly installments of 1/20th of the original Principal with the first quarterly payment due on the first business day of the thirteenth month after the date of the Note.  At its option, IronClad may prepay each Note and by so electing would be entitled to take advantage of defined prepayment discounts ranging from 50% to 10% depending on the timing and election of any prepayment by IronClad.

Class 4.  Proofs of claims were filed by a set of individuals referred to as the Lerner Parties.  IronClad and the Lerner Parties mediated several disputes that were settled by a Mediated Settlement Agreement dated February 11, 2021 (a copy of which is included as Exhibit 9 within the Plan).

In exchange for assigning to IronClad the portfolio of patents granted and applied for since its inception, the Lerner Parties will receive $500,000 in cash and a note payable in the amount of $242,000 (the “Lerner Note”).  The Lerner Note is secured by the patent portfolio, has an interest rate of zero percent, and is payable in twelve monthly installments beginning on the last day of the first month following the closing date of the Plan.  IronClad, at its sole election, has the option to pay $142,000 of the loan Lerner Note within ninety days of the date of the note resulting in a waiver of any future payments and the loan deemed and marked as “paid in full”.

Class 5.  The interests of holders of IronClad’s Class A and Class B Common Stock (which includes stock holdings, holdings of options and warrants, et al.) will be deemed cancelled.  The Class A Common Stock will no longer exist and thus no longer be registered with the Securities and Exchange Commission or tradable on any stock exchange.

Class 6.  The interests of the holder of IronClad’s Preferred Stock, Series A will be deemed cancelled.

Important.  On the effective date of the Plan, all rights and interests of the holders of any common or preferred stock will be terminated and those holders will not receive or retain any property or interest in property based on their holding of any common or preferred stock.

On the effective date, IronClad will become a private company and will no longer maintain an obligation to be registered with the Securities and Exchange Commission or to list the equity interest of the reorganized Company with any securities exchange.

Item 8.01    Other Events

Cautionary Note about Trading in IronClad’s Common Stock

The Company has previously cautioned and continues to caution that trading in its securities during the pendency of the Bankruptcy Petitions is highly speculative and poses substantial risks.

IronClad’s equity holders will experience a complete loss of the value of their investment due to the complete cancellation of IronClad’s Classes A and B of its Common Stock.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1 *

Order Confirming Second Amended Plan of Reorganization and Approving Disclosure as filed, heard and confirmed by the court on March 17, 2021 in the United States Bankruptcy Court for the Southern District of Texas, Houston Division, Case Number 20-34332, Document 72 (including its Exhibits A, B and C; total pages: 69)

2.2 *

Second Amended Combined Plan of Reorganization and Disclosure Statement filed on February 15, 2021 in the United States Bankruptcy Court for the Southern District of Texas, Houston Division, Case Number 20-34332, Document 44 (total pages: 231)

2.3 *

Order Granting Debtor’s Motion to Approve Compromise of Controversies with Lerner Parties as filed and confirmed March 17, 2017 in the United States Bankruptcy Court for the Southern District of Texas, Houston Division, Case Number 20-34332, Document 73 (including its Exhibit 1 with sub-Exhibits A, B, C, and D; total pages: 42)

2.4 *

Debtor IronClad Encryption Corporation’s Motion to Approve Compromise of Controversies with Lerner Parties, dated February 11, 2021, and filed February 15, 2021 with The United States Bankruptcy Court for the Southern District of Texas, Houston Division, Case Number 20-34332, Document 45 and eventually approved by the court on March 17, 2021 (total pages: 56)

10.1 *	Form of Promissory Note to be issued to creditors in Class 3. General Class of Allowed Unsecured Claims

*  Filed with this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

IronClad Encryption Corporation

Date:  March 29, 2021

By:/s/ David G. Gullickson

David G. Gullickson

Vice President, Treasurer, and

Principal Financial and Accounting Officer